Exhibit 99.1

For Immediate Release

Emera to Acquire Maine & Maritimes Corporation

HALIFAX, NS and PRESQUE ISLE, ME – 03/12/2010: Maine & Maritimes Corporation (NYSE Amex: MAM) and Emera Inc. announced today that MAM has entered into a merger agreement with BHE Holdings Inc. of Bangor, ME (BHE), a subsidiary of Emera Inc. (EMA:TSX). Under the terms of the agreement, all outstanding shares of MAM common stock will be purchased for US$45.00 per share in cash, representing over a 40 percent premium based on MAM’s closing share price on Thursday, March 11, 2010, the last trading day prior to the announcement of the proposed merger and MAM will become a wholly owned subsidiary of Emera.

The transaction has been approved by the MAM Board of Directors, and is expected to close later this year, subject to approval by MAM’s shareholders and certain regulatory approvals, including the Maine Public Utilities Commission and the Federal Energy Regulatory Commission, as well as other customary closing conditions. Regulatory approvals are estimated to take 6-8 months. MAM shareholders will receive proxy materials soliciting their approval for the transaction.

“We look forward to serving the customers of Northern Maine and building on the strong community reputation established by Maine Public Service Company,” said Chris Huskilson, President and CEO, Emera Inc. “Maine plays an important role in the Maritime and New England energy market. This merger is an important next step in Emera’s strategy of growth and integration within the Northeast market, by geographically expanding our service territory in Maine to the New Brunswick market.”

According to Brent M. Boyles, President and CEO of Maine & Maritimes Corporation, “This transaction will be very advantageous for our shareholders and electricity customers. Becoming part of Emera strengthens our company financially and enables us to improve reliability and delivery service by working together with Bangor Hydro Electric Company to meet the needs of northern and central Maine customers.”

MAM is the parent company of Maine Public Service Company (MPS) and MAM Utility Services Group (MAM USG). MPS is a regulated electric transmission and distribution utility serving approximately 36,000 electricity customer accounts in Northern Maine. MAM USG is an unregulated corporation that provides electrical services including transmission line and substation design and construction.

Upon completion of the merger, MAM common stock will cease to be publicly traded. There are no immediate plans to reduce staffing levels as Emera contemplates that both MPS and Bangor Hydro will continue to operate separately and serve their customers in their respective service territories. Emera will honor the current collective bargaining agreements in place with the International Brotherhood of Electrical Workers, Local 1837. Additionally, Emera is committed to preserving MPS Company’s proud heritage and century-old reputation as an active community leader in the region. Following the merger, customers can expect the high level of service and dependability for which MPS is known to continue.

This acquisition will be Emera’s second investment in Maine, following its acquisition of Bangor Hydro Electric Company in October 2001. Emera will initially finance the share purchase from existing credit facilities until long-term financing is arranged. The transaction is expected to be accretive to Emera within the first year.

RBC Capital Markets is acting as financial advisor and Weil Gotshal & Manges LLP as legal counsel to Emera. KeyBanc Capital Markets is acting as financial advisor and Curtis Thaxter Stevens Broder & Micoleau LLC as legal counsel to MAM.

About Maine & Maritimes Corporation:

Maine & Maritimes Corporation (NYSE Amex: MAM) is the parent company of Maine Public Service Company, a regulated electric transmission and distribution utility serving approximately 36,000 electricity customer accounts in Northern Maine. MAM is also the parent company of MAM Utility Services Group, an unregulated corporation that provides electrical services, including transmission line and substation design and construction. Corporate headquarters are located in Presque Isle, Maine, and the corporate website is www.maineandmaritimes.com.

About Emera:

Emera Inc. (EMA-TSX) is an energy and services company with $5.3 billion in assets. Electricity is Emera’s core business. Approximately 94% of Emera’s revenues are earned by Nova Scotia Power Inc (NSPI), Bangor Hydro Electric Company (BHE) and the Brunswick Pipeline. NSPI and BHE are wholly-owned regulated electric utilities which together serve 603,000 customers. The Brunswick Pipeline is a 145 km gas pipeline in New Brunswick. Emera also owns 19% of St. Lucia Electricity Services Limited, which serves more than 50,000 customers on the Caribbean island of St. Lucia and 25% of Grand Bahama Power Company which serves 19,000 customers on the Caribbean island of Grand Bahama. In addition to its electric utility investments, Emera owns Bayside Power, a 260 MW gas-fired power plant in Saint John, New Brunswick; Emera Energy Services, a physical natural gas and power marketing and asset management business; a joint venture interest in Bear Swamp, a 600 megawatt pumped storage hydro-electric facility in northern Massachusetts; a 12.9% interest in the Maritimes & Northeast Pipeline; and an 8.2% interest in Open Hydro. Visit Emera on the web at www.emera.com.

Additional Information and Where to Find It:

This press release may be deemed to be solicitation material relating to the proposed merger. In connection with the proposed merger, MAM will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to MAM’s stockholders. BEFORE MAKING ANY VOTING DECISION, MAM’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT RELATING TO THE MERGER CAREFULLY AND IN ITS ENTIRETY, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. MAM’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with, or furnished to, the SEC (when available) from the SEC’s website at http://www.sec.gov. MAM’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Virginia R. Joles, Director of Communications and Economic Development, Maine & Maritimes Corporation, 209 State Street, P. O. Box 789, Presque Isle, ME 04769-0789, by telephone at 1-877-272-1523, or by going to MAM’s Investor Relations page on its corporate website at www.maineandmaritimes.com (click on “Investor Relations” and then on “SEC Filings”).

MAM, Bangor Hydro and Emera and their respective directors and executive officers and certain other members of their respective management and employees may be deemed to be participants (“potential participants”) in the solicitation of proxies from MAM’s stockholders with respect to the proposed merger. Information about MAM’s directors and executive officers and their ownership of MAM’s common stock is set forth in the proxy statement for MAM’s 2009 Annual Meeting of Stockholders and its 2009 annual report on Form 10-K, each of which was filed with the SEC on March 18, 2009. MAM’s stockholders may obtain additional information regarding the interests of potential participants, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, when filed with, or furnished to, the SEC.

Cautionary Statement Regarding Forward-Looking Information:

Except for historical information, all other information provided in this news release consists of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although Maine & Maritimes Corporation believes that such statements are based on reasonable assumptions, any such statements involve uncertainties and risks that may cause actual results to differ materially from those projected, anticipated, or implied. MAM cautions that there are certain factors that can cause actual results to differ materially from forward-looking information that has been provided, including, without limitation, the proposed transaction failing to close due to a condition to closing not having been met or otherwise potential changes in applicable laws and regulations, potential changes in Management, its ability to raise necessary operating and growth capital, increased interest costs, its ability to execute its business plans in a timely and efficient manner, the loss of customers and other factors that are more detailed in MAM’s filings with the Securities and Exchange Commission.

This press release contains forward-looking information and forward-looking statements which reflect the current view of Emera with respect to the Company’s objectives, plans, financial and operating performance, business prospects and opportunities. Wherever used, the words “may”, “will”, “anticipate”, “intend”, “expect”, “estimate”, “plan”, “contemplate” and similar expressions identify forward-looking statements and forward-looking information. Forward-looking statements and forward-looking information should not be read as guarantees of future events, performance or results, and will not necessarily be accurate indications of whether, or the times at which, such events, performance or results will be achieved. Emera disclaims any intention or obligation to update or revise any forward-looking information or forward-looking statements, whether as a result of new information, future events or otherwise, except as required under applicable securities laws.

MAM-G = General release

For More Information Contact:

Emera – Investor Relations:

Jennifer Nicholson, CA

Senior Director, Stakeholder Relations

(902) 428-6347

Emera – Media Relations:

Sasha Irving

Director, Corporation Communications

(902) 428-6685

Bangor Hydro Electric Company – Media Relations:

Susan E. Faloon

Communications Officer

(207) 973-2812

Maine & Maritimes Corporation – Media Relations:

Virginia R. Joles

Director of Communications and Economic Development

Tel: 207.760.2418

www.maineandmaritimes.com

SOURCE: Emera and Maine & Maritimes Corporation